Prospectus Supplement                                 82230  4/02

dated April 1, 2002 to:

Putnam Voyager Fund (the "fund")
Prospectuses dated November 30, 2001

The second paragraph and subsequent table under the heading "Who manages the fund?" are replaced with the following:

Putnam Management's Large-Cap Growth and Specialty Growth Teams have primary responsibility, and their members have joint responsibility, for the day-to-day management of the fund's portfolio.